UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 28, 2017

Date of Report

(Date of Earliest Event Reported)

EvaMedia Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000- 55386	47-3165462
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

75 Broadway – Suite 202

San Francisco, CA 94111

(Address of Principal Executive Offices)

226-749-4367

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendment to Articles of Incorporation

On April 28, 2017, the Board of Directors of EverythingAmped, Inc. (the “Registrant”) unanimously approved the change of the Registrant’s name to EvaMedia Corp. and filed an amendment to its Certificate of Incorporation on April 28, 2017 reflecting such change with the State of Delaware.

ITEM 9.01 EXHIBIT

3.1 Form of Amendment to the Registrant’s Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: May 2, 2017
/s/ David Boulette
Chief Executive Officer